Prospectus Supplement

June 27, 2008

Morgan Stanley Institutional Fund Trust

Supplement dated

June 27, 2008 to the Prospectus

dated January 31, 2008 of:

Equities Plus Portfolio

On June 26, 2008, the Board of Trustees of the Morgan Stanley Institutional Fund Trust (the “Trust”) approved a Plan of Liquidation and Dissolution with respect to the Equities Plus Portfolio (the “Portfolio”), a series of the Trust, pursuant to which substantially all of the assets of the Portfolio would be liquidated, known liabilities of the Portfolio satisfied, the remaining proceeds distributed to the Portfolio’s shareholders and all of the issued and outstanding shares of the Portfolio will be redeemed (the “Liquidation”). The Liquidation is expected to occur during the third quarter of 2008. Effective immediately, the Portfolio has suspended offering its shares to new investors.

Please retain this supplement for future reference.

IFTEQSPT1